UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported)  April 6, 2005

Keane, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts

(State or Other Jurisdiction of Incorporation)

001-7516	04-2437166
(Commission File Number)	(IRS Employer Identification No.)

100 City Square, Boston, Massachusetts	02129
(Address of Principal Executive Offices)	(Zip Code)

(617) 241-9200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                                 Entry into a Material Definitive Agreement

On April 4, 2005, the Company acquired certain assets and assumed specified liabilities of ArcStream Solutions, Inc. (“ArcStream”).  In connection with this acquisition, on April 6, 2005, the Company entered into a consulting agreement with John Keane, Jr., a director of the Company, pursuant to which the Company agreed to pay him $21,875, to assist in the transition of the acquired business.  John Keane, Jr. is the founder, President and Chief Executive Officer of ArcStream.  He is also the brother of Brian Keane, the CEO of the Company, and the son of John Keane, Sr., the Chairman of the Board.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2005	REGISTRANT

KEANE, INC.

	By:	/s/ John J. Leahy

John J. Leahy
Senior Vice President of Finance and Administration and Chief Financial
Officer